Exhibit 99.1

AIkido Pharma Inc. Highlights of Anticancer and Antiviral Therapy Programs LD Micro Invitational XI Virtual Event June 2021 NASDAQ: AIKI

Safe Harbor This presentation contains "forward - looking statements" within the meaning of the “safe - harbor” provisions of the Private Securi ties Litigation Reform Act of 1995. These statements are identified by the use of words “could”, “believe”, “anticipate”, “intend”, “estimate”, “exp ect ”, “may”, “continue”, “predict”, “potential” and similar expressions that are intended to identify forward - looking statements. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of AIkido Pharma, (“ AIkido ” or “the Company”) to differ materially from the results expressed or implied by such statements, including changes to anticipated sources of revenues, future economic and co mpe titive conditions, difficulties in developing the Company’s technology platforms, retaining and expanding the Company’s customer base, fluctuati ons in consumer spending on the Company’s products and other factors. Accordingly, although the Company believes that the expectations reflec ted in such forward - looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company dis cla ims any obligations to publicly update or release any revisions to the forward - looking information contained in this presentation, whet her as a result of new information, future events or otherwise, after the date of this presentation or to reflect the occurrence of unanticipated ev ent s except as required by law. NASDAQ: AIKI 2

Our Company: NASDAQ: AIKI 3 Company Objectives: • Develop drugs to a stage of a profitable value inflection point • Co - develop drugs starting in as lat e clinical stage as possible Technology Strategy: • Preferably already in human trials • Robust animal data to treat cancer or viral infection • Strong IP filings and/or issued patents Strong Financial Position: • Over $100M in cash, cash equivalents and marketable securities; burn < $7M yearly • Stock currently trading below cash value • No pending registration statements • No debt • No unusual financing

Our Program Highlights Partnering to treat various cancers and viral infections Anti - Cancer Prostate Cancer: Dual drug radiotherapy • Most common cancer in men; 2021 - est >248K cases, >34K deaths • Global market 2019 $7.22B $10.67B (est.) by 2027 Sources: Cancer.org; Globe Newswire Pancreatic Cancer: DHA - dFdC (Gem - DHA) for oral administration: • Difficult to detect early; 2021 - est >60K cases, > 48K deaths • Global market 2020 $2.41B $3.47B(est.) by 2025 Source: Cancer.net; Market Data Forecast Anti - Viral Pan - Viral Drug Design (coronavirus, flu, Ebola and others): • Global flu drug market alone p rojected to reach $993.7M by 2026 Source: Fortune Business Insights NASDAQ: AIKI 4

Dual Radiotherapy for Prostate Cancer

- Ownership interest in Convergent Therapeutics, Inc., licensed by Weill Cornell Medicine
  - Form 8-K filed 2/3/2021 at https://ir.aikidopharma.com/sec-filings/
- Developed under the direction of Dr. Neil Bander at Weill Cornell Medicine
- Treatment contains two different radioactive drugs
  - Radioactive antibody - ^{225}Ac-J591 (aka CONV 01-α) with Actinium
  - Radioactive small molecule - ^{177}Lu-PSMA I&T with Lutetium

Clinical Trials

- Led by Dr. Scott Tagawa at Weill Cornell Medicine
- Phase 1 data on ^{225}Ac-J591 presented at ASCO June 4, 2021

  https://meetinglibrary.asco.org/record/196409/abstract
- Phase 1b / 2a Multiple Ascending Dose ^{225}Ac-J591 ongoing
- Phase 1b / 2a dual therapy trial now approved to proceed by FDA
- Additional dual drug human trials

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June 4, 2020 225 Ac - J591 Phase I Data NASDAQ: AIKI 6 • PSA: decline in 68.8% ; >50% decline in 43.8%; 13 of 16 at highest dose • Circulating tumor cells : decline in 50% (5/6 at highest dose); 27% stayed undetectable • 32 Patients: mCRPC with prior potent chemo/radiotherapy • Single dose of 225 Ac - J591, seven dose groups, 16 at highest dose • No dose limiting toxicity in 16 patients at highest dose (1 in 2 nd highest) Conclusions: • Drug is “well tolerated” • Decline in PSA and CTC in heavily pretreated population • Neal Shore, MD, FACS, a well - known key opinion leader in prostate cancer research: “These Phase I trial results of the 225Ac - J591 antibody … are impressive, both from a response and safety standpoint. PSA declines and CTC responses were clearly evident. ”

How Does the Dual Therapy Work? NASDAQ: AIKI 7 • Both drugs bind to PSMA receptor noncompetitively • Antibody causes internalization of both drugs • Direct insertion of two different drugs • Non - overlapping biodistributions in the body - reduces additive damage PSMA Tumor Cell 177 Lu - PSMA I&T 225 Ac - J591

Radiotherapy Monetization Datapoints NASDAQ: AIKI 8 • https://www.novartis.com/news/media - releases/novartis - announces - positive - result - phase - iii - study - radioligand - therapy - 177lu - psma - 617 - patients - advanced - prostate - cancer • 177 Lu - PSMA I&T for dual therapy very similar to Novartis 177 Lu - PMSA - 617 • Same PSMA binding structure • Same 177 Lu binding structure • Lutathera ® ( 177 Lu - Dotatate) – $3.9B acquisition of AAA by Novartis in October 2017 • https://www.fiercepharma.com/pharma/novartis - snags - blockbuster - hopeful - lutathera - 3 - 9b - deal - for - advanced - accelerator • 177 Lu - PMSA - 617 – $2.1B license by Novartis from Endocyte in October 2018 • https://www.fiercebiotech.com/biotech/novartis - inks - 2 - 1b - endocyte - buyout - furthering - radiotherapy - push • Positive Phase III data in advanced prostate cancer announced by Novartis in March 2021

Other Radiotherapy Transactions

- 6/4/2021: Point Biopharma – ^{177}Lu small molecule drug similar to Novartis's drug
  - Dosing underway in Phase 3 SPLASH study for mCRPC with drug PNT2002
  - Upon closing with Research Alliance (NASDAQ: RACA) will go public under ticker PNT (mid-2021)
  - Combined company expected to have initial equity value of ~$924M
  - https://www.pointbiopharma.com/press-releases
- 6/4/2021: Bayer acquired Noria Therapeutics and PSMA Therapeutics 6/4/2021
  - Planning small molecule drug with ^{225}Ac for mCRPC
  - https://www.biospace.com/article/bayer-acquires-noria-psma-therapeutics-to-expand-place-in-prostate-cancer-space/
- 11/2/2020: Astrazeneca partnered with Fusion Pharmaceuticals
  - Fusion currently recruiting in Phase I on ^{225}Ac-FPI-1434, an antibody drug for solid tumors
  - https://www.sec.gov/Archives/edgar/data/1805890/000119312520283319/d98805dex991.htm
  - In 2020, Fusion raised combined >$350M in venture funding and IPO
  - https://ir.fusionpharma.com/news-releases
- Global radiopharmaceutical market: ~$3.6B in 2018 projected to ~$5.4B by 2027; CGAR~4%
  - https://www.mccourier.com/radiopharmaceutical-market-estimated-to-attain-revenues-worth-us-5-4-bn-by-2027/

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DHA - dFdC (Gem - DHA) for Pancreatic Cancer NASDAQ: AIKI 10 • Modified gemcitabine with robust data in mice • Concentrates in pancreas • Higher activity than gemcitabine • Promising safety profile • Greatly reduces drug resistance Licensed to drug and a potentially next - generation oral delivery system Gemcitabine DHA Gem - DHA Lipids Solid Lipid Nanoparticles • R&D Progressing • Product produced at high yield • Scale - up being validated • Batch - to - batch testing underway • Next steps • Formulation development • GMP manufacturing protocol • Pre - IND animal studies

Computer Designed Antiviral Treatment

Pan-Viral Treatment Design – Corona, Influenza, Ebola

- Exclusive license and sponsored research agreement
- Collaborating with UMB to optimize licensed candidates
- Additional lead compounds recently identified
- Dr. Matthew B. Frieman, Ph.D. is lead inventor
- Drugs effective against Influenza virus, SARS-CoV, MERS-CoV, SARS-CoV-2 and others
- Computer modeling ID'd binding pockets on SKI
- Drug structures designed by computer modeling
- Synthesis and screening ID'd lead candidates
- Drug structures currently being optimized


SKI complex
RNA substrate
Ski2
Ski8
Ski3
Ski8
Ski7
Exosome
The SKI complex and the exosome form a joint substrate channel that shunts RNA from the helicase to the nuclease activity.

Source: https://www.cell.com/fulltext/S0092-8674(13)00888-X

Cell 2013 154814-826 DOI: (10.1016/j.cell.2013.07.017)

Halbach et al. (2013) "The Yeast Ski Complex: Crystal Structure and RNA Channeling to the Exosome Complex" *Cell* 154:814-826

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UK G4-1 for Solid Tumor Treatment

- Right to license and SRA to study 30-day survival in mice vs. competitor drugs
- Right to license lasts until 45 days after results reported to us under SRA (extendable)
- Computer-designed drug isolated from ~340,000 candidates
- Effective against solid tumors, unlike competitors
- Excellent metabolic stability profile relative to competitors
- Works in cancers already resistant to competitor drugs
- Patent subject to our Option expires 2035
- Synthesis of drug to use in 30-day study almost complete



O
S
O
N
N
O
HN
NH
CF_3

G4-1



Animal No
Treatment
1
2
3
4
5
Control
Carfilzomib
G4-1

Source: https://pubs.acs.org/doi/10.1021/jm501344n

Miller *et al.* (2015) *J. Med. Chem 68:2036-41*

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Scientific Advisory Board NASDAQ: AIKI 13 Dr. Scott Tagawa, M.D. Scott T. Tagawa, MD, MS, FACP is a Professor of Medicine & Urology at Weill Cornell Medicine, and an Attending Physician at New York - Presbyterian – Weill Cornell Medical Center. Dr. Neil H. Bander, M.D. Director of Urologic Oncology Research and Bernard and Josephine Chaus Professor of Urological Oncology at Weill Cornell Medicine. Dr. Zhengrong (Rong) Cui. Ph.D. Professor and Alfred and Dorothy Mannino Fellow in Pharmacy at The University of Texas at Austin (UT Austin), College of Pharmacy, Division of Molecular Pharmaceutics and Drug Delivery. Dr. Matthew Frieman, M.D. Associate Professor in The Department of Microbiology and Immunology at The University of Maryland School of Medicine. See https://aikidopharma.com/scientific - advisory - board/ for full background information

Contacts NASDAQ: AIKI 14 Company Contact Anthony Hayes , CEO Aikido Pharma Inc. Tel 703.992.9325 | www.aikidopharma.com Investor Relations Brett Maas , Managing Director Hayden IR Tel 646.536.7331 | www.haydenir.com